Supplement dated June 26, 2014 to the current Class C Prospectus

John Hancock Global Conservative Absolute Return Fund

Effective June 26, 2014, the Annual fund operating expenses table and the Expense example table for the Global Conservative Absolute Return Fund is revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class C
Management fee	0.85
Distribution and service (Rule 12b-1) fees	1.00
Other expenses[1]	0.48
Total annual fund operating expenses	2.33
Contractual expense reimbursement[2]	-0.08
Total annual fund operating expenses after expense reimbursements	2.25

1 “Other expenses” have been estimated for the first year of operations of the fund’s Class C shares.

2 To the extent that expenses of Class C shares exceed 2.25% of average annual net assets (on an annualized basis) attributable to Class C shares (the Expense Limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (f) short dividend expense. The Expense Limitation expires on September 30, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expenses ($)	Class C
Shares	Sold	Kept
1 year	328	228
3 years	720	720

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.